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LETTER OF TRANSMITTAL

Aames Financial Corporation

OFFER TO EXCHANGE
4.0% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2012
FOR ANY AND ALL OUTSTANDING
5.5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
(CUSIP Nos. 00253A AE1 and U9871P AA6)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY,
JUNE 13, 2002 (THE "EXPIRATION DATE") UNLESS EXTENDED BY
AAMES FINANCIAL CORPORATION

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By Registered or Certified Mail:	By Hand in New York:	By Overnight Courier and By Hand in Minnesota:
Wells Fargo Bank Minnesota, National Association MAC-N9303-121 6th and Marquette Minneapolis, MN 55479 Attn: Jeff Crow	Wells Fargo Bank Minnesota, National Association c/o The Depository Trust Company 55 Water Street, 1st Floor New York, NY 10041 Attn: Vincent Brown Jeanette Park Entrance	Wells Fargo Bank Minnesota, National Association MAC-N9303-121 6th and Marquette Minneapolis, MN 55479 Attn: Jeff Crow
By Facsimile (For Eligible Institutions Only): (612) 667-4927
Confirm Receipt of Facsimile by Telephone: (612) 667-0750

            DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            The undersigned acknowledges receipt of the Offering Memorandum dated May 15, 2002 (the "Offering Memorandum") of Aames Financial Corporation, a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal" or the "Letter"), which together describe the Issuer's offer (the "Exchange Offer") to exchange $800 in principal amount of its 4.0% Convertible Subordinated Debentures due 2012 (the "New Debentures") for each $1,000 in principal amount of outstanding 5.5% Convertible Subordinated Debentures due 2006 (the "Existing Debentures"). The Exchange Offer is being extended to all holders of the Existing Debentures.

            The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE OFFERING MEMORANDUM CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

            List below the Existing Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING DEBENTURES

Name(s) and Addresses of Registered Holder(s) (Please fill-in)	Certificate Number(s)	Aggregate Principal Amount Represented By Existing Debentures*	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Debentures. See Instruction 2.

            This Letter of Transmittal is to be used either if certificates representing Existing Debentures are to be forwarded herewith or if delivery of Existing Debentures is to be made by book-entry transfer to an account maintained by the exchange agent at the Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Offering Memorandum under the caption "The Exchange Offer—Procedures for Exchanging Existing Debentures—Tender of Existing Debentures Held Through DTC." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the exchange agent.

            Holders whose Existing Debentures are not immediately available or who cannot deliver their Existing Debentures and all other documents required hereby to the exchange agent on or prior to the Expiration Date must tender their Existing Debentures according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offer—Procedures for Exchanging Existing Debentures—Guaranteed Delivery."

☐
CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)
The Depository Trust Company Account Number
Transaction Code Number
☐
CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
Name of Eligible Institution that Guaranteed Delivery
Date of Execution of Notice of Guaranteed Delivery
If Delivered by Book-Entry Transfer:
Account Number
☐
CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  1.
  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount at maturity of Existing Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Existing Debentures as are being tendered hereby.

  2.
  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

  3.
  The undersigned irrevocably constitutes and appoints the exchange agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as an agent of the Issuer) with respect to the Existing Debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Existing Debentures and all evidences of transfer and authenticity to, or transfer ownership of, the Existing Debentures, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Debentures, all in accordance with the terms of and conditions to the Exchange Offer.

  4.
  The undersigned understands that if the undersigned tenders Existing Debentures and the Issuer accepts the Existing Debentures for exchange, such acceptance will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter.

  5.
  The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Issuer may waive), set forth in the Offering Memorandum under the caption "The Exchange Offer—Conditions to the Exchange Offer," the Issuer may not be required to accept for exchange any of the Existing Debentures tendered (including any Existing Debentures tendered after the Expiration Date). Any Existing Debentures not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under "Special Delivery Instructions" below.

  6.
  The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Existing Debentures tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Memorandum under the caption "The Exchange Offer—Withdrawals of Tenders." See Instruction 9.

  7.
  Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the New Debentures (and, if applicable, substitute certificates representing Existing Debentures for any Existing Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Debentures (and, if applicable, substitute certificates representing Existing Debentures for any Existing Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Debentures."

            8.    THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFERING MEMORANDUM AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFERING MEMORANDUM AND THIS LETTER, THE TERMS OF THE OFFERING MEMORANDUM SHALL PREVAIL.

            THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING DEBENTURES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Existing Debentures not exchanged and/or New Debentures are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Existing Debentures delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue New Debentures and/or Existing Debentures to:

Name(s)*	(Please type or print)
(Please type or print)

Address:

Zip Code

    * (Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

              Credit unexchanged Existing Debentures delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ________________________________________________________________________________________________
   (Book-Entry Transfer Facility
  Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Existing Debentures not exchanged and/or New Debentures are to be sent to someone other than the person or persons whose signatures(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Existing Debentures" on this Letter above.

  Mail New Debentures and/or Existing Debentures to:

Name(s)*	(Please type or print)
(Please type or print)

Address:
Zip Code

    * (Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING DEBENTURES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	, 2002
X	, 2002
X	, 2002
Signature(s) of Owner	Date

  Area Code and Telephone Number_____________________________________________________________

              If a holder is tendering any Existing Debentures, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Debentures or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:
Address:

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution: (Authorized Signature)
(Title)
(Name and Firm)

INSTRUCTIONS

1.        Delivery of this Letter and Debentures; Guaranteed Delivery Procedures.

            This Letter is to be completed by holders of Existing Debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offering Memorandum under the caption "The Exchange Offer—Procedures for Exchanging Existing Debentures—Book-Entry Delivery Procedures." Certificates for all physically tendered Existing Debentures, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the exchange agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Debentures tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

            Holders whose certificates for Existing Debentures are not immediately available or who cannot deliver their certificates and any other required documents to the exchange agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Debentures pursuant to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offer—Procedures for Exchanging Existing Debentures—Guaranteed Delivery." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the exchange agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Debentures and the amount of Existing Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Debentures in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the exchange agent, and (iii) the certificates for all physically tendered Existing Debentures, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter, must be received by the exchange agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

            The method of delivery of this Letter, the Existing Debentures and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Existing Debentures should be sent to the Issuer.

            See "The Exchange Offer" section in the Offering Memorandum.

2.        Partial Tenders.

            If less than all of the Existing Debentures evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Existing Debentures to be tendered in the box above entitled "Description of Existing Debentures" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Debentures of a tendering holder who physically delivered Existing Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Existing Debentures delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.        Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

            If this Letter is signed by the registered holder of the Existing Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

            If any tendered Existing Debentures are owned of record by two or more joint owners, all such owners must sign this Letter.

            If any tendered Existing Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

            When this Letter is signed by the registered holder or holders of the Existing Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any unexchanged Existing Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

            If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

            If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter.

            Endorsements on certificates for Existing Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

            Signatures on this Letter need not be guaranteed by an Eligible Institution if (A) the Existing Debentures are tendered (i) by a registered holder of Existing Debentures (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Debentures) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Delivery Instructions" on this Letter has not been completed.

4.        Special Issuance and Delivery Instructions.

            Tendering holders of Existing Debentures should indicate in the applicable box the name and address to which New Debentures issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Debentures not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY. Holders tendering Existing Debentures by book-entry transfer may request that Existing Debentures not exchanged be credited to such account maintained at the Book- Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Existing Debentures not exchanged will be returned to the name and address of the person signing this Letter.

5.        Transfer Taxes.

            The Issuer will pay all transfer taxes, if any, applicable to the transfer of Existing Debentures to it or its order pursuant to the Exchange Offer. If, however, New Debentures and/or substitute Existing Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Debentures tendered hereby, or if tendered Existing Debentures are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Debentures to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.        Waiver of Conditions.

            The Issuer reserves the absolute right to waive satisfaction of any or all conditions described in the Offering Memorandum.

7.        No Conditional Tenders.

            No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Debentures, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Debentures for exchange.

            Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Existing Debentures, neither the Issuer, the exchange agent nor any other person shall incur any liability for failure to give any such notice.

8.        Mutilated, Lost, Stolen or Destroyed Existing Debentures.

            Any holder whose Existing Debentures have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

9.        Withdrawal of Tenders.

            Tenders of Existing Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, any tenders of Existing Debentures may be withdrawn if they are not accepted by the Issuer for exchange after the expiration of 40 business days from the date of the Offering Memorandum.

            For a withdrawal of a tender of Existing Debentures to be effective, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Debentures to be withdrawn (the "Depositor"), (ii) identify the Existing Debentures to be withdrawn (including the certificate number or numbers and principal amount of such Existing Debentures), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Existing Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Existing Debentures were issued register the transfer of such Existing Debentures into the name of the person withdrawing the tender, and (iv) specify the name in which any such Existing Debentures are to be registered, if different from that of the Depositor.

            Any Existing Debentures properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Existing Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

            All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Debentures will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Existing Debentures not properly tendered or any Existing Debentures the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Existing Debentures. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

10.      Requests for Assistance or Additional Copies.

            Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Memorandum, this Letter and other related documents may be directed to the exchange agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

            Each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of New Debentures is required to provide the Issuer (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the New Debentures. If a holder of New Debentures is an individual, the TIN is such holder's social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of New Debentures may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

            Certain holders of New Debentures (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Debentures should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the exchange agent, the appropriate Internal Revenue Service Form W-8 (e.g., W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate Form W-8 will be provided by the exchange agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

            If backup withholding applies, the Issuer is required to withhold up to 30% of any "reportable payment" made to the holder of New Debentures or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

            To prevent backup withholding with respect to any payments received in respect of the New Debentures, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should provide the Issuer, through the exchange agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

            The prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Debentures. If the New Debentures will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

PAYOR'S NAME: Aames Financial Corporation

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social security number(s) or Employer identification number(s)

Part 2—Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Payor's Request for Taxpayer Identification Number (TIN)

	Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).	Part 3 Awaiting TIN ☐

Signature_______________________________________________________________		Date _____________________________, 2002

NOTE:    FAILURE BY A PROSPECTIVE HOLDER OF NEW DEBENTURES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ALL PAYMENTS MADE TO YOU IN RESPECT OF THE NEW DEBENTURES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, up to 30% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature________________________________________________	Date _____________________, 2002

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS
IMPORTANT TAX INFORMATION